MML Small Cap Value Equity Fund – Letter to Shareholders
To Our Shareholders

 [PHOTO]
“The advances in the market indices were primarily fueled by a narrow group of technology stocks, while the majority of stocks did not perform nearly as well.”
February 1, 2000

MassMutual Consolidates Investment Expertise

Before reviewing the year just ended, I would like to pass along some exciting news about MassMutual. During the past year, we recently formed the Financial Services Group (“FSG”) which took responsibility for managing and administering the MML Series Investment Fund (the “Funds ”). FSG has resulted in the integration of MassMutual’s asset accumulation and retirement products—allowing us to leverage our investment and service expertise and resources to clients of our MassMutual Retirement Services, MassMutual Annuities, MassMutual Variable Life and Institutional Life Insurance businesses.

As part of our responsibility for managing the Funds, we have elected new officers of the Funds who come from our various business units. They not only have investment experience, but also bring to the Funds a comprehensive understanding of the business products through which we market the Funds. I have recently been elected as President and Trustee of the Funds.

We have also broadened our line up of investment managers for the Funds. We believe this will give us the best opportunity to provide investors with the widest choice from among the highest regarded and diverse investment managers across all asset classes. We endeavor to retain investment managers that provide top-notch portfolio management, and conduct extensive due diligence before we select those managers. Then we use an independent consulting firm to assist us in monitoring each manager and the Funds they manage.

In that regard, we also take pleasure in announcing that MassMutual has recently consolidated all its portfolio management operations into its subsidiary, David L. Babson and Company Incorporated. The new entity, which will continue to do business under the David L. Babson name, has assets under management of approximately $70 billion. Stu Reese, the Funds’ former president, has been named Chief Executive Officer of David L. Babson. Mr. Reese, who remains MassMutual’s Chief Investment Officer, will remain as Chairman of the Board of Trustees. In connection with that reorganization, MassMutual has retained David L. Babson as investment sub-adviser to the MML Money Market, MML Managed Bond and MML Blend Funds. We want to emphasize that the same portfolio managers will continue to manage those Funds and there will be no change in the level of services, nor has there been an increase in the management fees charged. David L. Babson will continue to serve as manager for the MML Equity and MML Small Cap Value Equity Funds.

With these changes in the management of the Funds, we believe we will be better able to service our existing clients by offering a full range of financial products to both individual and institutional investors. Stu and I look forward to continuing MassMutual’s tradition of excellent service to our clients and encourage you to contact your service representative or us if you have any questions about our new organizational changes.

Another Banner Year for the U.S. Economy

Nineteen ninety-nine will be remembered as a year that came in like a lamb and went out like a lion, at least in terms of expectations for the U.S. economy. At the beginning of the year, forecasts for 1999 were cautious in the wake of 1998’s credit crunch. Growth, however, continued apace, with real GDP for 1999 estimated to have increased by roughly 4.0%, a truly impressive achievement coming so late in this durable economic expansion that began in the summer of 1991. Equally impressive was the fact that, despite sharply higher energy prices, inflation remained subdued, as evidenced by a CPI that averaged around 2.5% during the year.

The U.S. dollar held its own against the Japanese yen while gaining substantially against the euro, briefly trading at parity with the latter. A strong dollar helped attract investment capital to U.S. stock and bond markets even as it exacerbated the nation’s trade deficit. On the fiscal side, the United States recorded its second consecutive budget surplus in fiscal year 1999, with another surplus forecast for the current fiscal year ending in October, 2000. Clearly, 1999 was another year in which the economy was fundamentally in great shape.

Interest Rates Continue Upward Trend

Along with stronger-than-expected growth in the economy, another important theme for 1999 was rising interest rates. The Federal Reserve Board waited until mid-year, when evidence of robust economic growth was undeniable, to implement the first rate hike of the year. Other increases followed in August and November, and the closely watched federal funds rate ended the year at 5.50%, 75 basis points higher than where it began. With the three increases, the Fed reversed the three cuts made in the fall of 1998, taking rates back to their pre-crisis levels, which were still toward the low end of their recent historical range.

As concerns grew during the year about an overheating economy and a possible return of inflation, intermediate and long-term interest rates also rose. The 30-year Treasury bond, for example, climbed almost 140 basis points to finish the year at 6.48%, while securities in the two to ten year range saw even steeper rises. Rising rates and a flatter yield curve made it a difficult year for fixed-income investors, with most high-quality bond managers seeing negative returns for the year. In general, spread product —fixed-income investments offering a yield premium to Treasuries —performed better than Treasuries. Spreads began the year at relatively wide levels and subsequently narrowed, partially offsetting the effects of higher rates. Investments in high-yield or emerging-market securities, which normally carry the widest spreads because of their higher risk, provided the strongest performance, typically generating positive single-digit returns. In addition, investments at the short end of the yield curve managed low single-digit returns since they were less affected by climbing rates.

Technology Stocks Shine

U.S. stocks kept investors guessing in the first half of the year, as responsibility for market leadership shifted from growth stocks in the first quarter to cyclicals and value shares in the second. In the second half, however, interest faded in virtually everything but technology. Particularly in the fourth quarter, investors threw caution to the wind and piled into their favorites—especially Internet stocks —seemingly without regard to earnings prospects, driving the technology-heavy NASDAQ Composite Index to an astonishing gain of 85.6% for the year. Interest was spread among large-cap favorites and small-cap newcomers. The IPO market sizzled, with many stocks seeing huge gains in their first few days of trading.

Other popular benchmarks, which have become increasingly technology-sensitive in the past few years, posted returns that were modest by comparison but still impressive, and all of them finished at or near their all-time highs. The venerable Dow Jones Industrial Average gained 25.2%, while the Standard & Poor’s 500 Index notched a return of 21.04%. That made it an unprecedented five straight years of returns in excess of 20% for the S&P 500. International stocks also did well in 1999, as many overseas economies experienced stronger growth after a period of lackluster performance, or, in the case of Japan, negative growth. The Y2K phenomenon, much discussed throughout the year, appeared to have minimal effects on worldwide equity and debt markets as the year wound down.

Of considerable concern to many investors, however, was the narrowness of the stock market rally. The lack of breadth was evident in the fact that over 70% of stocks listed on the New York Stock Exchange had negative returns for the year, while over 50% of NASDAQ stocks lost value in 1999. In this environment, value-oriented funds struggled because their investment style, which emphasizes growth at a reasonable price, prevented them from owning the richly valued market leaders.

(Continued)

Looking Ahead

Interest rates should continue to be a prime concern for investors in the coming months. Despite three increases by the Fed in 1999, consensus estimates favor at least one more hike in the first quarter. More than likely, though, we are close to seeing some kind of temporary plateau in interest rates. For one thing, the economy is already showing signs of slowing. Another consideration is that changes in interest rates are typically not fully reflected in the economy until a number of months after they are made. With three increases in the last seven months of 1999, we can expect the Fed to become increasingly cautious over the short term about further rate hikes. Finally, since 2000 is a presidential election year, we look for the Fed to keep short-term rates relatively stable in the second half of the year. In summary, we expect 2000 to offer a reasonably positive backdrop for U.S. investment markets, especially the latter half of the year, when we are likely to see a modestly slowing but still healthy economy and more stable interest rates.

We would not be surprised to see European economic growth surpass that of the United States in the new year. As growth accelerates in Europe, interest rates should rise, drawing greater flows of investment capital and boosting the value of the euro, which is already trading at very oversold levels. Thus, we look for European investments, especially equities, to offer attractive opportunities in 2000.

The markets of 1999 have once again demonstrated the importance of diversification. Large-cap and small-cap, growth and value, domestic and international stocks all have their periods of dominance, but these periods are difficult to predict in advance. A properly diversified investment plan will include elements from all of those categories and, history suggests, achieve better returns with less risk in the long run.

/s/ John V. Murphy

John V. Murphy
President
MML Series Investment Fund

MML Small Cap Value Equity Fund

What are the investment objectives and policies for the MML Small Cap Value Equity Fund?

The objectives and policies of the Fund are to:

•	achieve long-term growth of capital and income
•	invest primarily in a diversified portfolio of equity securities of smaller companies (companies with market capitalization, at the time of purchase, of $750 million or less)
•	utilize a value-oriented strategy in making investment decisions
•	utilize Fundamental analysis to identify companies which
-are of high investment quality or possess a unique product, market position or operating characteristics
-offer above-average levels of profitability or superior growth potential
-are attractively valued in the marketplace

How did the Fund perform during 1999?

For the 12 months ended December 31, 1999, the Fund’s shares had a return of -1.04%, compared to 21.26% for the Russell 2000 Index, a broadly based, unmanaged index of 2000 medium- and small-capitalization common stocks. While the Fund underperformed the broad based Russell 2000 Index, it did better than the -1.49% return of the Russell 2000 Value Index. The fund ’s return reflects changes in the net asset value per share without the deduction of any insurance product charges. The inclusion of these charges would have reduced the performance shown here.

Why did the Fund trail the index by such a wide margin?

During 1999 the divergence between growth and value stocks reached the most extreme levels ever seen in any full calendar year. The second quarter, during which the Fund gained 17.1%, saw a strong rally in cyclical stocks and value shares generally, and raised the possibility that the market might continue to broaden out for the balance of the year.

Unfortunately, this scenario was not meant to be. In the second half, investors’ preference for growth at any price—whether the vehicle was small-, medium-, or large-cap stocks—was even more pronounced than it had been earlier in the year. In the fourth quarter, the chart of the technology-laden NASDAQ Composite Index resembled one of NASA’s space shuttle blastoffs, as investor enthusiasm propelled that benchmark to an incredible 85.6% gain for the year. Within the technology sector, Internet stocks were favorites. During this period, investors seemed more interested in what business a company was in than in its earnings prospects. In an environment where value investing was so out of favor, the Fund was at a severe disadvantage.

Also contributing to our lackluster returns was the trend of higher interest rates. As the year progressed, estimates for both Gross Domestic Product (GDP) and corporate earnings roughly doubled. Just as the Federal Reserve Board had acted decisively to lower short-term interest rates in the fall of 1998, when worldwide debt and equity markets were reeling from the Russian default and other difficulties, the Fed moved quickly in 1999 to head off a possible return of inflation. The markets had to digest interest rate hikes in June, August, and November. While these rate hikes did little to derail the technology juggernaut, stocks in most other sectors stalled or went lower.

Can you highlight some recent additions to the Fund?

Three new stocks were added to the Fund in the fourth quarter. One was Basin Exploration, a natural gas exploration and production company that concentrates its efforts mainly in the Gulf of Mexico. Although the stock dropped sharply due to an operational problem with two of the company’s wells, our research showed that the problem was common in the industry and easily correctable. Trading at approximately four times cash flow, we found the stock compelling.

Another recent acquisition was El Paso Electric, an electric utility operating mostly in Texas. Our projections indicated that this company, benefiting from cost reductions and an expanding population, is capable of growing earnings per share at the annual rate of roughly 15% over the next three years. Finally, we would like to mention White Mountains Insurance Group, a title insurance company run by the legendary Jack Byrne, who rose to prominence as the successful head of Fireman’s Fund Insurance. A drop in home refinancings during 1999 brought the stock down to what we considered an attractive level relative to book value and earnings.

What is your outlook?
There is a lot to like about the current investment environment. Consumer confidence, GDP growth, and corporate earnings are all solid. The main negatives are upward pressure on interest rates and the extreme selectivity of investors.

With respect to interest rates, we may soon get a respite. Although we would not be surprised to see another tightening move early in 2000, the Fed may step back after that and allow the economy to digest its recent rate hikes. The full effects of changes in interest rates on the economy are normally delayed by at least six to nine months, so a strong case could be made for a “wait and see” approach after the next tightening move.

However, rising prices of key industrial commodities, strong consumer demand, and the wealth effect of the torrid equity markets could prompt the Fed to keep raising rates. To position the Fund for this eventuality, we plan to emphasize companies that generate high value-added products and services on the theory that they should perform better in an environment of firming interest rates.

The other negative factor—the divergence between the technology sector and the rest of the market —is one of those distortions to which all markets are occasionally subject. We firmly believe in value investing over the long term and are confident that the high-quality investments we have made for the fund will show their true colors as investors respond to the favorable earnings profiles of the Fund’s holdings.

Growth of a $10,000 Investment

Hypothetical Investments in MML Small Cap Value Equity Fund and the Russell 2000 Index

MML Series Investment Fund
Total Return
	One Year	Since Inception
	12/31/98 - 12/31/99	6/1/1998 - 12/31/99

MML Small Cap Value Equity Fund	-1.04%	-10.20%

Russell 2000 Index	21.26%	7.94%
GROWTH OF A $10,000 INVESTMENT SINCE INCEPTION

[GRAPH]

                  MML Small Cap        Russell
                   Value Fund        2000 Index

  6/1/98             10,000             10,000
 6/30/98              9,843             10,021
 9/30/98              7,782              8,002
12/31/98              8,523              9,307
 3/31/99              7,532              8,802
 6/30/99              8,827             10,171
 9/30/99              8,464              9,528
12/31/99              8,434             11,286

Past performance is not predictive of future results. The investment return and principal value of shares of the Fund will fluctuate with market conditions so that shares of the Fund, when redeemed, may be worth more or less than their original cost. Investors should note that the Fund is a professionally managed mutual fund, while the Russell 2000 Index is unmanaged and does not incur expenses, and cannot be purchased directly by investors.
MML Small Cap Value Equity Fund

STATEMENT OF ASSETS AND LIABILITIES
December 31, 1999

ASSETS

Investments at value (See Schedule of Investments) (Note 2)

Equities (Identified cost: $14,472,746)	$13,835,690

Total investments	13,835,690

Cash	6,420,914

Receivable for investment securities sold	35,097

Interest and dividends receivable	7,362

Reimbursement receivable	61,705

Total assets	20,360,768

LIABILITIES

Payable for investment securities purchased	4,776

Dividends payable (Note 2)	160,000

Investment management fee payable (Note 3)	37,830

Accrued liabilities	21,065

Total liabilities	223,671

NET ASSETS	$20,137,097

Net assets consist of:

Series shares, (par value $.01 per share) (Note 5)	$24,154

Additional paid-in capital	21,651,528

Undistributed net investment income (Note 2)	1,312

Accumulated net realized loss on investments (Note 7)	(902,841)

Net unrealized depreciation on investments (Note 7)	(637,056)

NET ASSETS	$20,137,097

Outstanding series shares	2,415,458

Net asset value per share	$8.34

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

STATEMENT OF OPERATIONS
For the Year Ended December 31, 1999

Investment income (Note 2)

Dividends	$139,556

Interest	130,040

Total income	269,596

Expenses

Investment management fee (Note 3)	91,822

Trustees’ fees	19,790

Audit fees	27,157

Other expenses	14,972

Total expenses	153,741

Expenses reimbursed (Note 3)	(46,371)

Net expenses	107,370

Net investment income (Note 2)	162,226

Net realized and unrealized gain (loss) on investments

Net realized loss on investments	(626,497)

Net change in unrealized appreciation on investments	482,379

Net loss	(144,118)

Net increase in net assets resulting from operations	$18,108

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

STATEMENT OF CHANGES IN NET ASSETS
For the Year Ended December 31, 1999 and *For the Period June 1, 1998
(Commencement of Operations) through December 31, 1998

	1999	1998*
From Operations:

Net investment income	$ 162,226	$ 36,523

Net realized loss on investments	(626,497)	(276,344)

Net change in unrealized appreciation (depreciation) on investments	482,379	(1,119,435)

Net increase (decrease) in net assets resulting from operations	18,108	(1,359,256)

Distributions to shareholders and capital share transactions

Dividends to shareholders from net investment income (Note 2)	(160,000)	(37,437)

Net increase in capital share transactions (Note 5)	9,836,805	11,838,877

Increase in net assets from distributions to shareholders and shareholder transactions	9,676,805	11,801,440

Total increase	9,694,913	10,442,184

NET ASSETS, at beginning of the year/period	10,442,184	-

NET ASSETS, at end of the year/period	$ 20,137,097	$ 10,442,184

Undistributed net investment income included in net assets at end of the year/period	$ 1,312	$ (914)

The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

FINANCIAL HIGHLIGHTS

Selected per share data for the series share outstanding for the periods ended:

	For the Year Ended December 31, 1999	For the Period June 1, 1998 (Commencement of Operations) through December 31, 1998*
Net asset value: Beginning of year/period	$ 8.493	$10.000

Income from investment operations:

Net investment income	0.068	0.029

Net realized and unrealized loss on investments	(0.158)	(1.506)

Total loss from investment operations	(0.090)	(1.477)

Less distributions:

Dividends from net investment income	(0.066)	(0.030)

Total distributions	(0.066)	(0.030)

Net asset value: End of year/period	$ 8.337	$ 8.493

Total return***	(1.04% )	(14.77%	)

Net assets (in millions):	$ 20.14	$ 10.44

Ratio of expenses to average net assets:

Before expense waiver	1.07%	0.85%	**

After expense waiver	0.75%	0.44%	**

Ratio of net investment income to average net assets:

Before expense waiver	0.81%	0.81%	**

After expense waiver	1.13%	0.42%	**

Portfolio turnover rate	40.69%	23.40%	**

*	The Fund commenced operations on June 1, 1998.
**	Percentages represent results for the period and are not annualized.
***	Total return information shown in the Financial Highlights tables does not reflect expenses that apply at the separate account level or to related insurance products. Inclusion of these charges would reduce the total return figures for all periods shown.
The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

SCHEDULE OF INVESTMENTS
December 31, 1999

	Number of Shares	Market Value (Note 2)
EQUITIES - 68.71%

Advertising - 2.55%
Ackerley Group, Inc.	13,500	$ 244,687
HA-LO Industries, Inc.*	8,900	66,750
Harte Hanks Communications, Inc.	9,300	202,275

		513,712

Automotive & Parts - 1.82%
Dura Automotive Systems, Inc.*	8,000	139,500
Keystone Automotive Industries, Inc.*	11,500	67,562
United Auto Group, Inc.*	17,800	159,088

		366,150

Banking, Savings & Loans - 5.73%
Banknorth Group, Inc.	7,900	211,325
First Republic Bank*	5,000	117,500
Hudson City Bancorp, Inc.	12,600	169,312
Mech Financial, Inc.	4,700	162,444
Pacific Capital Bancorp	5,600	172,200
Peoples Heritage Financial Group, Inc.	12,575	189,411
Webster Financial Corporation	5,600	131,950

		1,154,142

Broadcasting, Publishing & Printing - 2.19%
Banta Corporation	7,900	178,244
Day Runner, Inc.*	12,700	49,610
McClatchy Newspapers, Inc.	4,900	211,925

		439,779

Chemicals - 6.12%
Olin Corp.	26,600	527,013
OM Group, Inc.	8,300	285,831
Spartech Corporation	13,000	419,250

		1,232,094

Commercial Services - 6.46%
ABM Industries, Inc.	11,500	234,313
Advo, Inc.*	17,500	415,625
Landauer, Inc.	8,200	179,375
Ritchie Bros. Auctioneers, Inc.*	8,200	227,550
Rollins Truck Leasing Company	20,400	243,525

		1,300,388

	Number of Shares	Market Value (Note 2)
Communications - 4.25%
CT Communications, Inc.	8,100	$ 453,600
True North Communications, Inc.	9,000	402,187

		855,787

Computers & Office Equipment - 0.04%
Pomeroy Computers Resources, Inc.*	600	7,950

Containers - 1.23%
U.S. Can Corporation*	12,500	248,437

Diversified Operations - 0.92%
SPS Technologies, Inc.*	5,800	185,237

Electric Utilities - 3.49%
Calpine Corporation*	6,900	441,600
El Paso Electric Co.*	26,600	261,013

		702,613

Electrical Equipment & Electronics - 0.77%
Cognex Corporation*	4,000	156,000

Energy - 4.84%
Basin Exploration, Inc.*	11,000	193,875
Newfield Exploration Company*	6,200	165,850
Stone Energy Corporation*	7,500	267,188
Wicor, Inc.	11,900	347,331

		974,244

Financial Services - 2.81%
Eaton Vance Corp.	6,800	258,400
Healthcare Realty Trust Incorporated	8,700	135,938
The Pioneer Group, Inc.*	10,900	171,675

		566,013

Foods - 1.88%
International Home Foods, Inc.*	12,500	217,188
Morrison Management Specialists, Inc.	7,500	161,719

		378,907

	Number of Shares	Market Value (Note 2)
Healthcare - 1.68%
Herbalife International, Inc. (Class B)	12,700	$ 169,863
Syncor Inernational Corp.*	5,800	168,925

		338,788

Insurance - 1.79%
HCC Insurance Holdings	11,100	146,381
Highlands Insurance Group, Inc.*	13,700	130,150
White Mountains Insurance Group, Inc.	700	84,350

		360,881

Investment Management Services - 0.72%
Conning Corporation	17,500	144,375

Machinery & Components - 6.32%
Asyst Technologies, Inc.*	1,900	124,568
Graco, Incorporated	8,200	294,175
Hardinge, Inc.	10,650	139,116
Regal-Beloit Corporation	8,600	177,375
Roper Industries, Inc.	10,000	378,125
Watsco, Inc.	13,750	158,984

		1,272,343

Medical Supplies - 1.65%
Bacou USA, Inc.*	9,800	147,613
Invacare Corporation	9,200	184,575

		332,188

Metals & Mining - 2.88%
CompX International, Inc.	12,600	231,525
Hawk Corp (Class A)*	900	5,231
Reliance Steel & Aluminum Company	14,650	343,359

		580,115

Miscellaneous - 0.66%
Crossmann Communities, Inc.*	8,600	133,300

Miscellaneous Distributor Wholesale - 0.86%
Hughes Supply, Inc.	8,000	172,500

(Continued)
The accompanying notes are an integral part of the financial statements.

MML Small Cap Value Equity Fund

SCHEDULE OF INVESTMENTS (Continued)
December 31, 1999

	Number of Shares	Market Value (Note 2)

Pharmaceuticals - 0.94%
Bindley Western Industries, Inc.	12,533	$ 188,778

Real Estate - 1.01%
Mid-Atlantic Realty Trust	20,300	204,269

Restaurants - 0.63%
IHOP Corp.*	7,600	126,825

Transportation - 4.47%
ABC-NACO, Inc.*	18,300	150,975
C.H. Robinson Worldwide, Inc.	9,700	385,575
Hub Group, Inc. (Class A)*	7,900	158,000
MS Carriers, Inc.*	8,600	205,325

		899,875

TOTAL EQUITIES
Cost ($14,472,746)		13,835,690

TOTAL INVESTMENTS - 68.71%
Cost ($14,472,746)***	13,835,690

Other Assets/(Liabilities) - 31.29%	6,301,407

NET ASSETS - 100%	$20,137,097

Notes to Schedule of Investments

*	Non-income producing security.
***	Aggregate cost for Federal tax purposes (Note 7)

The remainder of this page intentionally left blank.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

1.	The Fund
MML Small Cap Value Equity Fund (the “Fund”) is a diversified series of the MML Series Investment Fund (“MML Trust”). The MML Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a no-load, registered open-end, management investment company. The MML Trust, which has eight separate series of shares, is organized under the laws of the Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended. On June 1, 1998, the Fund commenced operations.

The MML Trust was established by Massachusetts Mutual Life Insurance Company ( “MassMutual”) for the purpose of providing vehicles for the investment assets of various separate investment accounts established by MassMutual and by life insurance companies who are subsidiaries of MassMutual. Shares of the MML Trust are not offered to the general public.

2.	Significant Accounting Policies
The following is a summary of significant accounting policies followed consistently by the Fund in the preparation of the financial statements in conformity with generally accepted accounting principles. The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Investment Valuation
Equity securities are valued on the basis of valuations furnished by a pricing service, authorized by the Board of Trustees (“Trustees”), which provides the last reported sale price for securities listed on a national securities exchange or on the NASDAQ National Market System, or in the case of over-the-counter securities not so listed, the last reported bid price. Short-term securities with more than sixty days to maturity from the date of purchase are valued at market, and short-term securities having a maturity from the date of purchase of sixty days or less are valued at amortized cost.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Accounting for Investments
Investment transactions are accounted for on the trade date. Realized gains and losses on sales of investments and unrealized appreciation and depreciation of investments are computed on the specific identification cost method. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Federal Income Tax
It is the Fund’s intent to continue to comply with the provisions of subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to a regulated investment company. Under such provisions, the Fund will not be subject to federal income taxes on its ordinary income and net realized capital gains to the extent they are distributed or deemed to have been distributed to its shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions to Shareholders
Dividends from net investment income and distributions of any net realized capital gains of the Fund are declared and paid annually and at other times as may be required to satisfy tax or regulatory requirements. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to investments in forward contracts, passive foreign investment companies and the deferral of wash sale losses. As a result, net investment income and net realized gain on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. The market values of foreign currencies, foreign securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the buying and selling rates of such currencies against the U.S. dollars last quoted by any major bank at the end of each business day. If such quotations are not available, the rate of exchange will be determined in accordance with policies established by the Trustees. Purchases and sales of foreign securities and income and expense items are translated at the rates of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations arising from changes in the exchange rates from that portion arising from changes in the market price of securities.

Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of dividend recorded on the books of the Fund and the amount actually received.

Forward Commitments
The Fund may purchase or sell securities on a “when issued” or delayed delivery or on a forward commitment basis. The Fund uses forward commitments to manage interest rate exposure or as a temporary substitute for purchasing or selling particular debt securities. Delivery and payment for securities purchased on a forward commitment basis can take place a month or more after the date of the transaction. The Fund instructs the custodian to segregate assets in a separate account with a current market value at least equal to the amount of its forward purchase commitments. The price of the underlying security and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the forward commitment is determined by management using a commonly accepted pricing model and fluctuates based upon changes in the value of the underlying security and market repurchase rates. Such rates equate the counterparty’s cost to purchase and finance the underlying security to the earnings received on the security and forward delivery proceeds. The Fund records on a daily basis the unrealized appreciation/depreciation based upon changes in the value of the forward commitment. When a forward commitment contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. The Fund could also be exposed to loss if they cannot close out its forward commitments because of an illiquid secondary market, or the inability of counterparties to perform. The Fund monitors exposure to ensure counterparties are creditworthy and concentration of exposure is minimized. At December 31, 1999, the Fund had no open forward commitments.

3.	Management Fees and Other Transactions with Affiliates

Investment Management Fee
MassMutual serves as investment adviser to the Fund and provides administrative services needed by the Fund. For acting as such, MassMutual receives a quarterly fee from the Fund at the annual rate of 0.65% of the first $100,000,000, 0.60% of the next $200,000,000, 0.55% of the next $200,000,000 and 0.50% of any excess over $500,000,000 of the average daily net asset value of the Fund.

MassMutual has entered into an investment sub-advisory agreement with David L. Babson and Company, Incorporated (“Babson”), a wholly owned subsidiary of DLB Acquisition Corporation, which is a controlled subsidiary of MassMutual. The agreement provides that Babson provide investment sub-advisory services with respect to the assets of the Fund. MassMutual pays Babson a quarterly fee equal to an annual rate of 0.25% of the average daily net asset value of the Fund.

Notes to Financial Statements (Continued)

MassMutual has agreed, at least through April 30, 2000, to bear the expenses of the Fund to the extent that the aggregate expenses (excluding the Fund’s management fee, interest, taxes, brokerage commissions and extraordinary expenses) incurred during the Fund’s fiscal year exceed 0.11% of the average daily net asset value of the Fund for such year. For the year ended December 31, 1999, $46,371 of the Fund’s expenses was borne by MassMutual.

Other	Certain officers and trustees of the Fund are also officers of MassMutual. The compensation of unaffiliated directors of the Fund is borne by the Fund.

4.	Purchases and Sales of Investments	Cost of purchases and proceeds from sales of investment securities (excluding short-term investments) for the year ended December 31, 1999, were as follows:

Long-Term Securities
Purchases
	Equities	$ 9,353,618
Sales

	Equities	$ 4,559,498

5.	Capital Share Transactions	The Fund is authorized to issue an unlimited number of shares, with no par value. The change in shares outstanding for the Fund is as follows:

		For the Year Ended December 31, 1999
Shares
	Reinvestment of dividends	4,409
	Sales of shares	1,355,252
	Redemptions of shares	(173,705)

	Net Increase	1,185,956

Amount
	Reinvestment of dividends	$ 37,437
	Sales of shares	11,230,375
	Redemptions of shares	(1,431,007)

	Net Increase	$ 9,836,805

		For the Period June 1, 1998 (Commencement of Operations) through December 31, 1998
Shares
	Sales of shares	1,237,251
	Redemptions of shares	(7,749)

	Net Increase	1,229,502

Amount
	Sales of shares	$ 11,902,437
	Redemptions of shares	(63,560)

	Net Increase	$ 11,838,877

Notes to Financial Statements (Continued)

6.	Foreign Securities
The Fund may also invest in foreign securities, subject to certain percentage restrictions. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities issued by U.S. companies and the U.S. Government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities issued by comparable U.S. companies and the U.S. Government.

7.	Federal Income Tax Information	At December 31, 1999, the cost of securities and the unrealized appreciation (depreciation) in the value of investments owned by the Fund, as computed on a Federal income tax basis, is as follows:

Federal Income Tax Cost	Tax Basis Unrealized Appreciation	Tax Basis Unrealized (Depreciation)	Net Unrealized (Depreciation)
$ 14,472,746	$ 1,685,406	$ (2,322,462)	$ (637,056)

At December 31, 1999, the Fund had available, for Federal income tax purposes, unused capital losses:

Amount	Expiration Date
$ 276,344	December 31, 2006
626,497	December 31, 2007

8.	Change in Independent Accountants
The MML Trust’s Board of Trustees dismissed PricewaterhouseCoopers LLP (“PwC”) as its principal accountant, effective July 22, 1999. The Trust’s Audit Committee had earlier recommended engaging Deloitte & Touche LLP as the principal accountant to audit the Fund’s financial statements for fiscal year 1999. The Board of Trustees had earlier approved the appointment of Deloitte & Touche LLP at a special meeting held on March 26, 1999.

For fiscal years 1997 and 1998, and during the period prior to PwC’s resignation, the Trust and PwC did not have any disagreements on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, that either (1) have not been resolved to PwC’s satisfaction and or (2) if not resolved to PwC’s satisfaction, would have caused it to make a reference to the subject matter of the disagreement in connection with its report. Moreover, PwC’s report on the Funds’ financial statements for the fiscal years 1997 and 1998 did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

Independent Auditors’ Report

The Board of Trustees and Shareholders of MML Series Investment Fund

We have audited the accompanying Statement of Assets and Liabilities, including the Schedule of Investments, of the MML Small Cap Value Equity Fund (the “Fund”) which is a component of the MML Series Investment Fund (“MML Trust”), as of December 31, 1999, and the related Statements of Operations, of Changes in Net Assets and Financial Highlights for the year then ended. These financial statements and financial highlights are the responsibility of the MML Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Financial Statements and Financial Highlights of the Fund for the period from June 1, 1998 (Commencement of Operations) through December 31, 1998, were audited by other auditors, whose report, dated February 25, 1999, expressed an unqualified opinion on those statements.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund at December 31, 1999, and the results of its operations, its changes in net assets and its financial highlights for the year then ended in conformity with generally accepted accounting principles.

/s/ Deloitte & Touche LLP

Deloitte & Touche LLP
New York, New York
February 1, 2000